EXHIBIT 32.1

CERTIFICATION(1)

Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. Section 1350), Peter Bloch, Chief Executive Officer of  Bionik Laboratories Corp. (the “Company”), hereby certifies that, to the best of his knowledge:

1.

The Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014, to which this Certification is attached as Exhibit 32.1 (the “Periodic Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2.

The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

In witness whereof, the undersigned have set their hands hereto as of the 15th of April 2015.

                           /s/ Peter Bloch                         .

Peter Bloch

    Chief Executive Officer

(Principal Executive Officer )

(1)

This certification accompanies the annual report on Form 10-K to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Bionik Laboratories Corp. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-K), irrespective of any general incorporation language contained in such filing. A signed original of this written statement required by section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Bionik Laboratories Corp. and will be retained by Bionik Laboratories Corp. and furnished to the Securities and Exchange Commission or its staff upon request.

EXHIBIT 32.2

CERTIFICATION(1)

Pursuant to the requirement set forth in Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. Section 1350), Leslie Markow, Chief Financial Officer of  Bionik Laboratories Corp. (the “Company”), hereby certifies that, to the best of her knowledge:

1.

The Company’s annual report on Form 10-K for the fiscal year ended December 31, 2014, to which this Certification is attached as Exhibit 32.2 (the “Periodic Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and\

2.

The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

In witness whereof, the undersigned have set their hands hereto as of the 15th of April 2015.

                           /s/ Leslie Markow                         .

Leslie Markow

    Chief Financial Officer

(Principal Financial and Accounting Officer)

(2)

This certification accompanies the annual report on Form 10-K to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Bionik Laboratories Corp. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-K), irrespective of any general incorporation language contained in such filing. A signed original of this written statement required by section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Bionik Laboratories Corp. and will be retained by Bionik Laboratories Corp. and furnished to the Securities and Exchange Commission or its staff upon request.